Exhibit 10.2
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) P00012 09/29/2008 2404234ADA001 6. ISSUED BY CODE 236 7. ADMINISTERED BY (If other than Item 6) CODE 236 USCG HQ USCG HQ 2100 2ND ST. SW, Suite 1100 2100 2ND ST. SW, SUITE 1100 WASHINGTON DC 20593-0001 ATTN: KERRI B. WILLIAMS WASHINGTON DC 205930001 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (x) 9A. AMENDMENT OF SOLICITATION NO. ORBCOMM, Inc 9B. DATED (SEE ITEM 11) Attn: Marc Eisenberg 21700 Atlantic Blvd Dulles VA 22102 x 10A. MODIFICATION OF CONTRACT/ORDER NO. HSCG23-04-C-ADA001 10B. DATED (SEE ITEM 11) CODE 146118901 FACILITY CODE 05/20/2004 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers _____ is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $377,421.00 See Schedule 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) X Bilateral: (FAR 43.103(a)). E. IMPORTANT: Contractor is not is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The contract identified in block 10A is hereby modified as follows: 1) Exercised CLIN 00002C DATA FLOW — Recurring Service (Option 3 — High Usage). With a Period of Performance as of September 30, 2008 through August 5, 2009 in lieu of August 6, 2008 through August 5, 2009. The period of performance includes the 90 day evaluation period for all six (6) satellites. CLIN shall be billed at $49,500 per month. 2) Modified the period of performance for CLIN 00002A DATA FLOW — Recurring Service (Option 1 — Low Usage) as follows: August 6, 2008 through December 5, 2008 in lieu of August 6, 2008 through August 5, 2009. Continued . . . Except as provided herein all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE O F CONTRACTING OFFICER (Type or print) Marc Eisenberg Kerri B. Williams 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 16C. DATE SIGNED /s/ Marc Eisenberg 9/29/08 /s/ Kerri B. Williams (Signature of person authorized to sign) (Signature of Contracting Officer) NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-C-ADA001/P00012	PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, Inc

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	3. Total contract value is to reflect $8,183,896.00 in lieu of $7,806,475.00 4. All other terms and conditions remain unchanged. Delivery: 08/05/2009 Discount Terms: Net 30 Period of Performance: 05/20/2004 to 08/05/2010 Delivery Location Code: 234 COMMANDANT (G-ACS-4) USCG HQ 2100 2ND ST S.W. RM 5212 WASHINGTON DC 205930001 Change Item 00002C to read as follows(amount shown is the obligated amount):				
00002C	Exercise Option CLIN 0002C - High Data Usage: $377,421 Obligated Amount: $377,421.00 Accounting Info: 2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK Funded: $0.00 Accounting Info: 2A8D 099000485001-70372-2512-INCR3-DEF. TASK Funded: $377,421.00 Period of Performance: September 30, 2008 - August 5, 2009	1	JB	377,421.00	377,421.00

NSN 7540-01-152-8087

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110